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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 26, 2002



                        (Commission File Number) 0-25960

                   THE BANK OF KENTUCKY FINANCIAL CORPORATION
             (Exact name of Registrant as specified in its charter)


           Kentucky                                    61-1256535
    (State of incorporation)                        (I.R.S. Employer
                                                  Identification Number)

                              1065 Burlington Pike
                            Florence, Kentucky 41042
              (Address of Registrant's principal executive office)

                                 (859) 371-2340
                         (Registrant's telephone number)

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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On September 26, 2002, The Bank of Kentucky, Inc., a wholly-owned subsidiary of The Bank of Kentucky Financial Corporation, issued a press release announcing that it had executed a definitive agreement with Peoples Bank of Northern Kentucky to purchase certain assets and assume certain liabilities of Peoples Bank of Northern Kentucky. The press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

         99.1     Press release, dated September 26, 2002


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: September 26, 2002


                          THE BANK OF KENTUCKY FINANCIAL CORPORATION


                         By:   /s/ Robert W. Zapp
                           -----------------------------------------
                           Name:   Robert W. Zapp
                           Title:  President and Chief Executive Officer